ARCH CHEMICALS, INC.
Analyst Day
Analyst Day
November 22, 2010
November 22, 2010
Biocides focus
Biocides focus
Growth
Growth
Improved profitability
Improved profitability
ARCH CHEMICALS, INC.
Exhibit 99.1

ARCH CHEMICALS, INC.
Cautionary Statement
Cautionary Statement
Except for historical information contained herein, the information set forth in this communication contains forward-
looking statements that are based on management's beliefs, certain assumptions made by management and management's current expectations, outlook, estimates and projections about the markets and economy in which the
Company and its various businesses operate. Words such as "anticipates," "believes," "estimates," "expects,"
"forecasts," "intends," "opines," "plans," "predicts," "projects," "should," "targets" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("Future Factors"), which are difficult to predict. Therefore, actual outcomes may differ materially from what is expected or forecasted in such forward-
looking statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise. Future Factors which could cause actual outcomes to differ materially from those discussed include but are not limited to: general economic and business and market conditions;
no improvement or weakening in U.S., European and Asian economies; increases in interest rates; changes in foreign currencies against the U.S. dollar; customer acceptance of new products; efficacy of new technology; changes in U.S.
or foreign laws and regulations; increased competitive and/or customer pressure; loss of key customers; the
Company's ability to maintain chemical price increases or achieve targeted price increases; higher-than-expected raw material and energy costs and availability for certain chemical product lines; unexpected changes in the antidumping duties on certain products; increased foreign competition in the calcium hypochlorite markets; inability to obtain transportation for our chemicals; unfavorable court decisions, including unfavorable decisions in appeals of antidumping rulings, arbitration or jury decisions or tax matters; the supply/demand balance for the Company's products, including the impact of excess industry capacity; failure to achieve targeted cost-reduction programs;
capital expenditures in excess of those scheduled; environmental costs in excess of those projected; the occurrence of unexpected manufacturing interruptions/outages at customer, supplier or Company plants; a decision by the
Company not to start up the hydrates manufacturing facility; unfavorable weather conditions for swimming pool use;
inability to expand sales in the professional pool dealer market; the impact of global weather changes; changes in the Company’s stock price; ability to obtain financing at attractive rates; financial market disruptions that impact our customers or suppliers; gains or losses on derivative instruments; implementation of the Company’s R&D consolidation consistent with the Company’s expectations; and achievement of the Company’s multi-faceted margin improvement plan, including technology improvements which result in lower processing, energy and other costs.

ARCH CHEMICALS, INC. …The Biocides Company… …The Biocides Company… Steve Giuliano – Steve Giuliano – Senior VP and CFO Senior VP and CFO Analyst Day - Analyst Day - November 22, 2010 November 22, 2010

ARCH CHEMICALS, INC.

2
100% biocides portfolio
– Disciplined acquisitions
– Sale of non-core businesses
1
Executing Three Point Strategy
Executing Three Point Strategy
Strong sales growth
– Accelerate innovation
– Capitalize on emerging markets
Improved profitability
– Margin expansion
– Lower costs
– Improved cash flow

ARCH CHEMICALS, INC.
Improved Profitability – Margin Expansion
Improved Profitability – Margin Expansion

Multifaceted Margin Improvement Plan
6.7%
Portfolio
management
Organic
growth &
innovation
Cost
reductions
350+ bps
FY 2009 FY 2013
Innovation/
R&D
spending
>10%
60
200
175
(75)

ARCH CHEMICALS, INC.
•
Actively pursuing sale of remaining, non-core businesses
–
Performance Urethanes and Hydrazine businesses
–
Cash flow positive
–
2009 sales of ~$165 million
•
Improves operating margins by 60 bps
–
Net of stranded costs

Margin Improvement Plan –
Portfolio Management
Margin Improvement Plan –
Portfolio Management

ARCH CHEMICALS, INC.

EBIT improvement opportunity 100 bps/year
150 bps/year
Risk adjustment 50%
50%
EBIT improvement target 50 bps/year
75 bps/year
2013 cumulative improvement target 200 bps
300 bps
Margin Improvement Plan –
Organic Growth & Innovation
Margin Improvement Plan –
Organic Growth & Innovation

Assumptions:
Margin contribution of ~45%
Incremental operating expenses ~20%
6% Sales
Growth
8% Sales
Growth

ARCH CHEMICALS, INC.
•
Targeted programs to reduce SG&A across Company
–
Identified specific opportunities near-term, mid-term and long-term
•
Implement cost-reduction opportunities
–
Process improvements
–
Organizational redesign
–
Technology enablers
–
Site rationalization

Margin Improvement Plan –
Cost Reductions
Margin Improvement Plan –
Cost Reductions
Operating Expenses
$10 – $15 million target

ARCH CHEMICALS, INC.
•
Supply chain sourcing
–
Chemicals
–
Packaging & accessories
–
MRO
–
Logistics & warehouse optimization
–
Third party services – engineering, maintenance, marketing, temp labor
•
Manufacturing optimization
–
Tolling opportunities – make vs. buy
–
Technology implementation
–
Process yield improvements

Margin Improvement Plan –
Cost Reductions
Margin Improvement Plan –
Cost Reductions
Gross Margin Improvements
$15 – $20 million target

ARCH CHEMICALS, INC.

Summary of Cost Reduction Initiatives
Margin Improvement Plan –
Cost Reductions
Margin Improvement Plan –
Cost Reductions
Total opportunity = $30 - $45 million
Total target = $25 – $35 million
175 – 250 bps improvement
$5M
$15M
$25M
2011E 2012E 2013E

ARCH CHEMICALS, INC.

Margin Improvement Plan Summary
Basis Point Improvement
Margin Improvement Plan Summary
Basis Point Improvement
Operating Margin Target Range
Portfolio management 60 bps 60 bps
Organic growth & innovation 200 300
Cost reductions 175 250
435 610
Innovation/R&D spending (75) (75)
Net margin improvement 360 bps 535 bps
2009 base operating margins 6.7% 6.7%
2013 operating margins                  10.3%            12.1%

ARCH CHEMICALS, INC.
THE FUTURE:
Key Financial Metrics Set to Improve
THE FUTURE:
Key Financial Metrics Set to Improve

Net sales GROWING
6-8% organic growth
Operating margin IMPROVING
350+ bps expansion
EBITDA ROBUST
>$200M annually
EPS INCREASING
Double digit growth
Dividend STABLE
Maintain attractive dividend

ARCH CHEMICALS, INC.
SUMMARY
The Arch Chemicals Investment Proposition
SUMMARY
The Arch Chemicals Investment Proposition

THE Biocides Company
Targeting 100% revenues from biocides,
transformation has begun
A transformed
company
Market leader, globally
Leading position in major markets,
strong competitive advantages
Strong global
platform
Faster growth, expanding margins
Deliver 6-8% annual organic top-line growth, multi-faceted
margin improvement plan, double digit EPS growth
Executing
focused strategy